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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2005


                         MARISA CHRISTINA, INCORPORATED
             (Exact name of registrant as specified in its charter)



            Delaware                 0-24176                  11-3216809
  (State or other jurisdiction     (Commission              (IRS Employer
        of incorporation)          File Number)          Identification No.)


       8101 Tonnelle Avenue, North Bergen New Jersey            07047-4601
          (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code : (201) 758-9800


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On May 13, 2005, the Company issued a press release containing financial information and accompanying discussion for the first quarter ended March 31, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following exhibits are included with this Report:

       99.1     Press release issued by Marisa Christina, Inc. on May 13, 2005.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARISA CHRISTINA, INCORPORATED


                                       /s/ S. E. Melvin Hecht
                                       ----------------------
                                       By: S.E. Melvin Hecht
                                       Title: Vice-Chairman, Chief Financial
                                              Officer and Treasurer

Dated: May 13, 2005
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                                EXHIBIT INDEX

Exhibit Number Description

        99.1    Press release issued by Marisa Christina, Inc. on May 13, 2005.